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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the use of our report dated February 7, 1997 and to all references to our firm included in or made a part of this Registration Statement on Form S-3.




                                   /s/ Arthur Andersen LLP
                                   ----------------------------------
                                   ARTHUR ANDERSEN LLP



Los Angeles, California
August 25, 1997